                                                                     EXHIBIT 4.2

              Form of Registrant's Class B Common Stock Certificate
--------------------------------------------------------------------------------

                                  Expedia, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

     NUMBER                                                               SHARES

                                                         SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

                                                           CUSIP: 302125 20 8



         This Certifies that




is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, $.01 PAR VALUE, OF
 ---------------------------------EXPEDIA, INC.---------------------------------

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                                   EXPEDIA, INC.
                                                     CORPORATE
                                                       SEAL
                                                       2001
                                                    WASHINGTON

   ------------------------------------------                  ------------------------------------------
                    SECRETARY                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

          COUNTERSIGNED AND REGISTERED
          MELLON INVESTOR SERVICES, LLC
          TRANSFER AGENT AND REGISTRAR

BY

                           ------------------------------------------
                           AUTHORIZED SIGNATURE

----------------------------------------------------------------------------------------------------------

                                  EXPEDIA, INC.

      The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock or series thereof authorized to be issued. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM             as tenants in common                   UNIF GIFT MIN ACT         ________ custodian _______
TEN ENT             as tenants by the entireties                                     (Cust)                 (Minor)
JT TEN              as joint tenants with right of                                   under Uniform Gifts to Minors
                       survivorship and not as tenants                               Act of  _____________
                       in common.                                                                (State)


                      Additional abbreviations also may be used though not in the above list.

                    For Value Received, ________________ hereby sell, assign, and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

-----------------------------------------------


           ---------------------------------------------------------------------------------------------
                     (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    Shares of the Class B Common Stock represented by the within Certificate, and do hereby irrevocably appoint

-----------------------------------------------------------------------------------------------------------------------
                             Attorney to transfer the said shares on the books of the within named
                                 Corporation with full power of substitution in the premises.

Dated __________________________

                                            ---------------------------------------------------------
                               NOTICE:      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                            WHATEVER.


Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE
17ad-15.


                                       2